                                VAN KAMPEN TRUST
                            ON BEHALF OF ITS SERIES
                           VAN KAMPEN HIGH YIELD FUND
                     SUPPLEMENT DATED MARCH 30, 2001 TO THE
                         PROSPECTUS DATED JULY 28, 2000
                       SUPERSEDING ALL PRIOR SUPPLEMENTS

    The Prospectus is hereby supplemented as follows:

    (1) The section entitled "INVESTMENT ADVISORY SERVICES--PORTFOLIO MANAGEMENT" is hereby deleted and replaced with the following:

    PORTFOLIO MANAGEMENT. The Fund is managed by Robert J. Hickey, a Principal of the Adviser and Asset Management since December 2000. Mr. Hickey has managed the Fund since May 1999. He became a Senior Vice President of the Adviser and Asset Management in December 1999, and he became a Vice President of the Adviser and Asset Management in June 1995. Mr. Hickey joined the Adviser in 1988 and was made an Assistant Vice President in January 1993.

    (2) The information on the inside back cover of the Prospectus under the heading "BOARD OF TRUSTEES AND OFFICERS-TRUSTEES" is hereby amended by deleting Fernando Sisto, effective December 31, 2000.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                    HYF SPT 3/01
                                                                      42 342 542